

KBS Real Estate Investment Trust III

Portfolio Update Meeting | March 15, 2019

IMPORTANT DISCLOSURES

The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust III's (the "Company" or "KBS REIT III") Annual Report on Form 10-K for the year ended December 31, 2018 (the "Annual Report"), including the "Risk Factors" contained therein. For a full description of the limitations, methodologies and assumptions used to value the Company's assets and liabilities in connection with the calculation of the Company's estimated value per share, see the Company's Current Report on Form 8-K, filed with the SEC on December 6, 2018.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.

The Company may fund distributions from any source including, without limitation, from offering proceeds or borrowings. Distributions paid through December 31, 2018 have been funded in part with cash flow from operating activities and debt financing. There are no guarantees that the Company will continue to pay distributions or that distributions at the current rate are sustainable. Actual events may cause the value and returns on the Company's investments to be less than that used for purposes of the Company's estimated NAV per share. With respect to the estimated NAV per share, the appraisal methodology used for the appraised properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the appraised properties, with respect to Duff & Phelps, and the valuation estimates used in calculating the estimated value per share, with respect to Duff & Phelps, the Company's advisor and the Company, are the respective party's best estimates as of September 30, 2018, and December 3, 2018, as applicable, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the appraised properties and the estimated value per share. The statements herein also depend on factors such as: future economic, competitive and market conditions; the Company's ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Company's Annual Report.

About KBS

- Formed by Peter Bren and Chuck Schreiber in 1992. Over 26 years of investment and management experience with extensive long-term investor relationships.
- Transactional volume in excess of $38.7 billion[1], AUM of $11.6 billion[1] and 36.8 million square feet under management[1].
- 8th Largest Office Owner Globally, National Real Estate Investor[2].
- Ranked among Top 53 Global Real Estate Investment Managers, Pensions & Investments[3].
- Buyer and seller of well-located, yield-generating office and industrial properties.
- Advisor to public and private pension plans, endowments, foundations, sovereign wealth funds and publicly-registered non-traded REITs.
- A trusted landlord to thousands of office and industrial tenants nationwide.
- A preferred partner with the nation's largest lenders.
- A development partner for office, mixed-use and multi-family developments.



[1] *As of December 31, 2018.*
[2] *The ranking by National Real Estate Investor is based on volume of office space owned globally, as of December 31, 2017. The results were generated from a survey conducted by National Real Estate Investor based on advertising and website promotion of the survey, direct solicitation of responses, direct email to subscribers and other identified office owners and daily newsletter promotion of the survey, all supplemented with a review of public company SEC filings.*
[3] *KBS was ranked #38 on Pensions & Investments List of Largest Real Estate Investment Managers, October 16, 2017. Ranked by total worldwide real estate assets, in millions, as of June 30, 2017. Real estate assets were reported net of leverage, including contributions committed or received, but not yet invested.*

Regional Focus Map


SEATTLE
PORTLAND
WEST
SAN FRANCISCO
BAY AREA
EAST BAY
SILICON VALLEY
SALT LAKE
CITY
DENVER
CENTRAL
MINNEAPOLIS
CHICAGO
BOSTON
NEW YORK CITY
WASHINGTON, D.C.
EAST
NASHVILLE
RALEIGH
LOS ANGELES
ORANGE COUNTY
/SAN DIEGO
PHOENIX
ATLANTA
DALLAS
AUSTIN
HOUSTON
SOUTHERN
FLORIDA
Gateway Target
First-Tier Target
Strong Employment/Growth
KBS Offices

KBS REIT III Asset Map



4
San Francisco (Bay Area)
1
Sacramento
3
Salt Lake City
2
Denver
1
Phoenix
1
Minneapolis
1
Chicago
1
Kansas City
1
St. Louis
1
Nashville
1
4
Dallas
1
2
Austin
1
San Antonio
1
Philadelphia
4
Washington, D.C./
Northern Virginia
1
Charlotte
2
Atlanta
Current Equity Assets
Sold and Liquidated Assets
(equity and debt)

Portfolio Highlights (As of December 31, 2018, unless otherwise noted)

FUND OVERVIEW

Primary Offering Broke Escrow
May 24, 2011

Primary Offering Closed
July 28, 2015

Total Capital Raised in Primary Offering
$1,722,838,000

Additional Capital Raised from Distribution Reinvestments
$280,875,000

Current Annualized Distribution Rate Based on $10.00 Per Share Purchase Price
6.50%

Current Annualized Distribution Rate Based on December 2018 NAV Per Share of $12.02
5.41%

Cumulative Distributions Per Share (life-to-date as of December 2018)[7]
$4.89

PORTFOLIO OVERVIEW [1]

December 2018 Estimated Value of Portfolio [2]
$4,272,808,674

Current Cost Basis [3]
$3,806,588,588

Current Rentable Square Feet [4]
11,189,766

Total Leased Occupancy [5]
94%

Total Leverage (Loan-to-Value) [6]
51%

1 Portfolio as of December 31, 2018 includes a multi-family development project owned through a joint venture.

2 Based on the estimated value of the current portfolio as of September 30, 2018, including Village Center Station II's total appraised property value (reflective of the buyout of our JV partner's equity interest subsequent to September 30, 2018), less non-controlling interest in a consolidated joint venture.

3 Represents cost basis, which is acquisition price (excluding closing costs) plus subsequent capital expenditures for the portfolio as of December 31, 2018.

4 Rentable square feet excludes a multi-family apartment development project.

5 Includes future leases that had been executed but had not yet commenced as of December 31, 2018.

6 Calculated as total debt on properties as of December 31, 2018 divided by the December 2018 estimated value of the current portfolio.

7 Assumed early investor (invested at escrow break on March 24, 2011) and all distributions have been taken in cash. See slides 20 - 23 for more information on stockholder performance.

Portfolio Summary (As of December 31, 2018)

Property	Location	RSF	Acquisition Date	Purchase Price (000's)	Cost Basis [1] (000's)	Leased Occupancy at Acquisition	Leased Occupancy at 12/31/2018	Leased Occupancy Change
Domain Gateway	Austin, TX	183,911	09/29/11	$ 43,189	$ 50,417	100%	100%	0%
Town Center 1-3	Plano, TX	522,043	03/27/12	112,572	131,636	89%	94%	5%
The McEwen Building	Nashville, TN	175,262	04/30/12	40,000	41,774	97%	98%	0%
Gateway Tech Center	Salt Lake City, UT	210,256	05/09/12	26,053	34,173	92%	87%	-5%
Tower 909	Irving, TX	374,251	12/21/12	45,500	65,284	85%	92%	6%
RBC Plaza	Minneapolis, MN	710,332	01/31/13	124,022	163,230	86%	97%	12%
Sterling Plaza	Dallas, TX	313,609	06/19/13	73,391	91,946	87%	97%	9%
Preston Commons	Dallas, TX	427,799	06/19/13	109,085	126,416	88%	95%	7%
One Washingtonian Center	Gaithersburg, MD	314,175	06/19/13	84,059	93,093	95%	98%	3%
500 W Madison	Chicago, IL	1,457,724	12/16/13	421,199	496,451	93%	86%	-7%
201 Spear Street	San Francisco, CA	252,591	12/03/13	120,567	152,860	84%	100%	16%
222 Main	Salt Lake City, UT	431,391	02/18/14	169,760	176,671	85%	97%	12%
Anchor Centre	Phoenix, AZ	333,014	05/22/14	84,058	100,858	78%	93%	15%
171 17th Street	Atlanta, GA	510,268	08/25/14	132,188	147,961	89%	100%	11%
Reston Square	Reston, VA	138,995	12/03/14	47,700	50,145	91%	97%	6%
Ten Almaden	San Jose, CA	309,255	12/05/14	116,046	136,688	89%	97%	8%
Towers at Emeryville	San Francisco, CA	815,018	12/23/14	245,645	302,512	85%	88%	3%
101 South Hanley	Saint Louis, MO	360,505	12/24/14	61,936	75,880	92%	99%	7%
3003 Washington	Arlington, VA	210,804	12/30/14	148,620	151,983	96%	99%	3%
Village Center Station	Denver, CO	234,915	05/20/15	76,530	79,965	100%	97%	-3%
Park Place Village	Leawood, KS	483,054	06/18/15	126,483	133,004	95%	95%	0%
201 17th Street	Atlanta, GA	355,870	06/23/15	87,016	102,549	93%	91%	-2%
Promenade I/II at Eilan	San Antonio, TX	205,773	07/14/15	61,449	63,349	98%	100%	1%
Crosspoint	Wayne, PA	272,360	08/18/15	89,500	90,471	95%	100%	5%
515 Congress	Austin, TX	263,058	08/31/15	112,423	125,589	95%	94%	-1%
Almaden Financial Plaza	San Jose, CA	416,126	09/23/15	149,963	171,810	95%	96%	1%
3001 Washington	Arlington, VA	94,837	11/06/15	51,451	64,864	31%	98%	68%
Carillon	Charlotte, NC	486,994	01/15/16	146,079	154,190	92%	96%	4%
Village Center Station II	Denver, CO	325,576	10/11/18	128,604	128,604	100%	100%	0%
Total Wholly Owned Properties		11,189,766		**$ 3,235,088**	**$ 3,704,372**	**90%**	**94%**	**4%**
Hardware Village	Salt Lake City, UT	N/A [2]		102,216	102,216	N/A	N/A	N/A
Total Investments through Joint Ventures		N/A		**$ 102,216**	**$ 102,216**	**N/A**	**N/A**	**N/A**
Total REIT III		11,189,766		**$ 3,337,304**	**$ 3,806,589**	**90%**	**94%**	**4%**

[1] Cost basis includes original purchase price, capital expenditures and leasing commissions as of December 31, 2018.

[2] Property currently under construction.

KBS Real Estate Investment Trust III

Capital Management (As of December 31, 2018, unless otherwise noted)

Total debt	$2.2 Billion
Loan-To-Value (1)	51%
Average cost of debt	3.86% per annum
Average term to maturity	2.0 years



Initial Debt Maturities
($000)
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$348,679
$1,171,460 (2)
$294,894
$256,121
$-
$125,000
2019
2020
2021
2022
2023
Thereafter



Interest Rate Exposure
(in millions)
Floating- Rate Debt
(Unswapped)
$796
36%
Floating-Rate Debt
(Fixed thru Swap)
$1,209
55%
9%
Fixed Interest
Rate Debt
$191

(1) *Calculated as total debt on properties as of December 31, 2018 divided by the December 2018 estimated value of current portfolio.*
(2) *As of December 31, 2018, $900.7 million of the debt initially maturing in 2020 have extension options.*

Portfolio Overview (As of December 31, 2018)

Key Statistics	
No. of Assets	30
Total Rentable Sq. Ft [1]	11,189,766
Wtd Avg Lease Term	4.5 years
Economic Occupancy	93%
Leased Occupancy	94%
No. of Tenants	846



Occupied SF Expirations as of December 31, 2018
Occupied SF Expiring
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
2.0%
15.0%
9.8%
11.0%
11.0%
12.4%
7.8%
7.6%
4.9%
7.3%
6.3%
4.9%
MTM
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter

Allocation by Major Markets and Region (By Dollar Amount Invested)



19%
13%
10%
9%
8%
7%
6%
5%
4%
4%
4%
3%
3%
5%
Bay Area
Chicago
Dallas
Salt Lake City
Washington D.C.
Atlanta
Denver
Austin
Charlotte
Kansas City
Minneapolis
Philadelphia
Phoenix
Other (2)



38%
37%
25%
Central
West
East

(1) *Total rentable square feet excludes a multi-family apartment development project.*
(2) *Consists of various other markets that individually represent less than 3% concentration.*

KBS Real Estate Investment Trust III

Tenancy Overview (As of December 31, 2018)

Top 10 Tenants [1]	Industry	Property	%
Charter Communications	Communications	Village Center Station I Village Center Station II	3.6%
RBC Capital Markets, LLC	Finance	500 W. Madison The Almaden Financial Plaza RBC Plaza	3.3%
Wells Fargo Bank, NA	Finance	171 17th Street The Almaden Preston Common	1.9%
Sodexo Operations LLC	Accommodation & Food	One Washingtonian Center	1.8%
The Goldman Sachs Group, Inc.	Finance	222 Main	1.7%
American Multi-Cinema, Inc	Arts & Entertainment	Park Place Village	1.6%
CNA Corporation	Management Consulting	3003 Washington	1.5%
WorldPay US, Inc	Finance	201 17th St	1.3%
Arnall Goldman Gregory LLP	Professional, Scientific, and Legal	171 17th Street	1.2%
WeWork	Real Estate	201 Spear Street Towers at Emeryville	1.1%
Total (based on total occupied square feet)			18.9%
Weighted Average Lease Term (Top 10 Tenants)			6.9 years

Portfolio Tenant Allocation by Industry (By Annualized Base Rent)[2]



19%
17%
9%
9%
8%
7%
5%
5%
5%
4%
3%
3%
3%
3%
Finance
Other (3)
Real Estate
Legal Services
Professional, Scientific, and Technical Services
Information
Communications Equipment Manufacturing
Health Care and Social Assistance
Accommodation and Food Services
Management Consulting Services
Mining, Quarrying, and Oil and Gas Extraction
Insurance Carriers and Related Activities
Computer Systems Design and Related Services
Admin & Support Services

(1) Excludes Hardware Village.
(2) Annualized base rent represents annualized contractual base rental income as of December 31, 2018, adjusted to straight-line any contractual tenant concessions (including free rent), rent increases and rent decreases from the lease's inception through the balance of the lease term.
(3) Consists of various other industries that individually represent less than 3% concentration.

Property Updates

Property Update

171 17th Street, Atlanta, Georgia

Location:	Atlanta, GA
Property Type:	Class A Office
Acquisition Date:	August 25, 2014
Purchase Price:	$132.2 million
Size:	510,268 Sq. Ft.
Leased Occupancy:	100%
Largest Tenants	% of Bldg.
Wells Fargo	30%
Arnall Golden Gregory	24%


WELLS FARGO

- The anchor tenant, Wells Fargo, signed an early renewal that extends its lease on 106,030 SF through 2027, adding 7 years of term.
- The property is now 100% leased with recent deals signed at or above market rates.
- KBS recently completed several significant upgrades to the building common areas and amenity spaces with the addition of a new conference center/management office, upgraded café serving espresso, and an outdoor tenant patio lounge complete with a water feature and fire pits.
- Atlanta gained 60,000 jobs in 2018 or 2.2% year over year growth, and, as of the end of 2018, Atlanta had 320,000 more jobs than 2007 at the height of the last cycle.
- Office-using employment continues a steady rise in metro Atlanta with an urbanization trend from suburbs to the urban core.
- The property has a Walk Score of 88 with momentum for further improvements. Two hotels and a large multi-family project are underway, and both Hines and Morgan Stanley are investing heavily in the retail project.

Property Update

Carillon, Charlotte, North Carolina

Location:	Charlotte, NC
Property Type:	Class A Office
Acquisition Date:	January 15, 2016
Purchase Price:	$146.1 million
Size:	486,994 Sq. Ft.
Leased Occupancy:	96%
Largest Tenants	% of Bldg.
Cadwalader, Wickersham & Taft LLP	9%
Crescent Communities	8%



- Carillon has a well-diversified tenant base with the three largest tenants being a law firm, a well-established multi-family developer with over $1 billion in assets, and the Federal Government. No single tenant is greater than 9.4% of the total rentable area, providing excellent rent roll stability.
- KBS recently completed a $500,000 upgrade to the existing conference center design. Additional planned projects include approximately $2.25 million budgeted for the execution of KBS upgrades including a new, fully-equipped fitness center complete with locker rooms, boutique exercise classes, and a smoothie bar, as well as the development of a tenant lounge.
- Uptown Charlotte's newest luxury hotel, the Grand Bohemian, is being developed on the half-acre site next to the property and is scheduled to open in January 2020.
- Charlotte's office market has emerged as a top performer, with positive annual rent growth close to 7% each year since 2015. Strong demand for office space has contributed to tightening fundamentals and exceptional job growth.

Property Update

Ten Almaden, San Jose, CA

Location:	San Jose, CA
Property Type:	Class A Office
Acquisition Date:	December 5, 2014
Purchase Price:	$116.0 million
Size:	309,255 Sq. Ft.
Leased Occupancy:	97%
Largest Tenants	% of Bldg.
Adobe Systems	21%
Berliner Cohen	15%



Almaden Financial Plaza, San Jose, CA

Location:	San Jose, CA
Property Type:	Class A Office
Acquisition Date:	September 23, 2015
Purchase Price:	$150.0 million
Size:	416,126 Sq. Ft.
Leased Occupancy:	96%
Largest Tenants	% of Bldg.
Zoom Video	14%
Bridge Bank	14%



- Job growth in the San Jose metropolitan statistical area (MSA) continued throughout 2018 with an increase of 3.2% year-over-year. That percentage increase is greater than the rest of the Bay Area including San Francisco.
- The San Jose submarket has the fastest growing office rents in the US year over year, according to CoStar.
- Downtown San Jose has thousands of new multi-family unit projects planned and under construction, but there are currently no new spec office buildings under construction.
- Downtown San Jose has recently become one of the focal points of future growth for technology tenants. Average asking Class A rents is $4.52/SF and has sustained a 9% compound annual growth rate since 2015.
- The submarket is an attractive alternative to Palo Alto, Mountain View, and Sunnyvale due to lower asking rents, greater availability, and proximity to public transit and housing.

Property Update

Domain Gateway, Austin, Texas

Location:	Austin, TX
Property Type:	Class A Office
Acquisition Date:	September 29, 2011
Purchase Price:	$43.2 million
Size:	183,911 Sq. Ft.
Leased Occupancy:	100%
Largest Tenants	% of Bldg.
CIT Bank N.A.	100%



- Domain Gateway has been 100% leased since KBS acquired the building in 2011.
- CIT Bank has a lease for the entire building which expires 8/31/2019 and will vacate as those jobs (call center) have been relocated out of Texas.
- The building was recently remeasured from approximately 174,000sf to 184,000sf.
- KBS has agreed to terms with a confidential tenant to lease the entire building on a long-term basis and with effectively no downtime between leases. In-place rents will increase from approximately $22.35/sf NNN to $35.00/sf NNN when the lease commences.
- Austin as a whole remains among the hottest office markets in the country, and the Domain micro-market continues to be arguably the most sought after location in Austin.

Property Update

Village Center Station II, Denver, Colorado

Location:	Denver, CO
Property Type:	Class A Office
Deal Structure:	JV with Shea Properties
Acquisition Date:	March 3, 2017
Consolidation Date:	October 11, 2018
Project Cost:	$128.6 million
No. of Buildings:	2
Size:	325,576 Sq. Ft.
Leased Occupancy:	100%
Completion:	Third Quarter 2018
Submarket:	Greenwood Village



The development was completed and fully leased upon the Company's acquisition of the partner's 25% equity interest for $28.2 million on October 11, 2018.

This development will mark the completion of the Village Center Station Complex, a premier transit-oriented development in the suburban Denver market. With a glass façade and sophisticated architectural lines, the 12-story marquee design features unobstructed panoramic views. The building is 100% leased to Charter Communications.

KBS Real Estate Investment Trust III

Property Update

Hardware Village Apartments Development, Salt Lake City, Utah

Location:	Salt Lake City, UT
Property Type:	Class A Multifamily
Deal Structure:	JV with Salt Development
Acquisition Date:	September 2, 2016
Projected Development Cost:	$134.3 million
No. of Buildings:	2
Size:	453-unit
Occupancy:	16%
Phase 1 Completion:	July 2018
Phase 2 Projected Completion:	Third Quarter 2019



- Hardware Village West was substantially completed in July 2018 and the east building is estimated to be completed in July 2019.
- The estimated total square feet of the project is 441,883 sf containing 453 units (265 in the west and 188 in the east).
- Hardware Village West was 16.2% occupied as of December 31, 2018 (43 of 265 units).
- Leasing at the west building is expected to increase as the amenity deck is now complete.

Property Update

Hardware Village Apartments Development







dine


Sold and Liquidated Assets (Equity and Debt)


SOLAR

Rocklin Corporate Center

Location:	Rocklin, CA
Property Type:	Class A Office
Size:	220,020 SF
Occupancy at Sale:	99%
Acquisition Date:	11/06/14
Purchase Price:	$32.8 million
Cost Basis at Sale:	$36.6 million
Sale Date:	05/25/18
Sale Price:	$42.9 million



Aberdeen First Mortgage Origination

Location:	Dallas, TX
Date Originated:	06/24/11
Property Type:	Office
Loan Type:	Mortgage
Purchase Price:	$22,440,000
Contractual Interest Rate:	7.5%
Paid Off Date:	07/01/16
Paid Off Balance:	$22,440,000



Las Cimas IV

Location:	Austin, TX
Property Type:	Class A Office
Size:	138,008 SF
Occupancy at Sale:	93%
Acquisition Date:	10/28/11
Purchase Price:	$35.7 million
Cost Basis at Sale:	$37.2 million
Sale Date:	02/19/14
Sale Price:	$43.2 million

Stockholder Performance

KBS REIT III provides its estimated value per share to assist broker dealers that participated in KBS REIT III's now-terminated initial public offering in meeting their customer account statement reporting obligations. This valuation was performed in accordance with the provisions of and also to comply with the IPA Valuation Guidelines. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share of KBS REIT III's common stock, and this difference could be significant. The estimated value per share is not audited and does not represent the fair value of KBS REIT III's assets less the fair value of KBS REIT III's liabilities according to GAAP. KBS REIT III can give no assurance that:

- a stockholder would be able to resell his or her shares at KBS REIT III's estimated value per share;
- a stockholder would ultimately realize distributions per share equal to KBS REIT III's estimated value per share upon liquidation of KBS REIT III's assets and settlement of its liabilities or a sale of KBS REIT III;
- KBS REIT III's shares of common stock would trade at the estimated value per share on a national securities exchange;
- another independent third-party appraiser or third-party valuation firm would agree with KBS REIT III's estimated value per share; or
- the methodology used to determine KBS REIT III's estimated value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements.

Further, the estimated value per share is based on the estimated value of KBS REIT III's assets less the estimated value of KBS REIT III's liabilities, divided by the number of shares outstanding, all as of September 30, 2018, with the exception of an adjustment to KBS REIT III's net asset value for the acquisition and assumed loan costs related to the buyout of KBS REIT III's partner equity interest in an unconsolidated joint venture that closed subsequent to September 30, 2018 and a reduction to KBS REIT III's net asset value for deferred financing costs related to a portfolio loan facility that closed subsequent to September 30, 2018. KBS REIT III did not make any other adjustments to the estimated value per share subsequent to September 30, 2018, including any adjustments relating to the following, among others: (i) the issuance of common stock and the payment of related offering costs related to KBS REIT III's dividend reinvestment plan offering; (ii) net operating income earned and distributions declared; and (iii) the redemption of shares. The value of KBS REIT III's shares will fluctuate over time in response to developments related to future investments, the performance of individual assets in KBS REIT III's portfolio and the management of those assets, the real estate and finance markets and due to other factors. KBS REIT III's estimated value per share does not reflect a discount for the fact that KBS REIT III is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values. KBS REIT III's estimated value per share does not take into account estimated disposition costs and fees for real estate properties that are not under contract to sell, debt prepayment penalties that could apply upon the prepayment of certain of KBS REIT III's debt obligations, the impact of restrictions on the assumption of debt or swap breakage fees that may be incurred upon the termination of certain of KBS REIT III's swaps prior to expiration. The estimated value per share does not take into consideration acquisition-related costs and financing costs related to any future acquisitions subsequent to December 3, 2018. KBS REIT III currently expects to utilize an independent valuation firm to update its estimated value per share no later than December 2019.

Distribution History & Yield

- Distribution History[1]:
  - June 24, 2011–Dec. 31, 2018 Daily Record Dates: $0.65/share on an annualized basis

- Current monthly distribution rate would equal a 6.50% annualized rate based on the initial $10.00 primary offering price per share, or 5.41% based on the December 3, 2018 estimated value per share of $12.02.[2]

[1] *Based on distributions declared as of November 5, 2018. Total distributions paid through December 31, 2018, consisted of 49% paid in cash and 51% reinvested through the dividend reinvestment plan. KBS REIT III funded its total distributions paid through December 31, 2018, which includes net cash distributions and dividends reinvested by stockholders, as follows: 92% from cash flow from operating activities from current or prior periods and 8% from debt financing. For more information, please refer to KBS REIT III's public filings. For purposes of determining the source of distributions paid, KBS REIT III assumes first that it uses cash flow from operating activities from the relevant or prior periods to fund distribution payments.*

[2] *KBS REIT III's charter permits it to pay distributions from any source, including offering proceeds or borrowings (which may constitute a return of capital), and does not limit the amount of funds it may use from any source to pay such distributions. If KBS REIT III pays distributions from sources other than cash flow from operating activities, it will have less funds available to make real estate investments and the overall return to its stockholders may be reduced. There are no guarantees that KBS REIT III will pay distributions. Because a portion of the distributions paid to date were paid with borrowings and in the future KBS REIT III may not pay distributions solely from cash flow from operating activities, distributions may not be sustainable. For more information, please refer to KBS REIT III's public filings.*

Stockholder Hypothetical Performance

Hypothetical Performance of Early and Late Investors

Assumes all distributions have been taken in cash and stockholder has held shares since the dates below

Estimated Value Per Share as of December 3, 2018	Cumulative Cash Distributions Per Share Received as of December 3, 2018	Sum of Estimated Value Per Share and Cumulative Cash Distributions Per Share Received, both as of December 3, 2018 (1)
First Investor (Invested at Escrow Break on March 24, 2011):		
$12.02	**$4.83**	**$16.85**
Last Investor (Invested at Close of Public Offering on July 28, 2015):		
$12.02	**$2.17**	**$14.19**

[1] The numbers in this column would change to $17.91 and $14.58 for an early and late investor, respectively, who fully participated in KBS REIT III's dividend reinvestment plan for the life of the investment and did not make any redemptions.

Stockholder Performance – December 2018

Hypothetical Performance of Early and Late Investors $10.00 Share Price for Early Investors and $10.51 Share Price for Late Investors, All Distributions Received in Cash



Breakdown of First Cash Investor Value
$10.00
$11.14
$11.65
$12.92
$14.16
$15.91
$16.85
$9.29
$9.42
$10.04
$10.63
$11.73
$12.02
1
1
$1.85
$2.23
$2.88
$3.53
$4.18
$4.83
Offering Price
May-14
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Breakdown of Last Cash Investor Value
$10.51
$10.26
$11.50
$13.25
$14.19
$10.04
$10.63
$11.73
$12.02
$0.22
$0.87
$1.52
$2.17
Offering Price
Dec-15
Dec-16
Dec-17
Dec-18
Cumulative Distributions 2
Estimated Value Per Share 3

[1] Determined solely to be used as a component in calculating the offering price of KBS REIT III's now-terminated initial public offering.

[2] "Cumulative Distributions" for an early cash investor assumes all distributions received in cash and no share redemptions and reflect the cash payment amounts (all distributions paid since inception) per share for a hypothetical investor who invested on escrow break (March 24, 2011) and consequently has received all distributions paid by KBS REIT III. "Cumulative distributions" for a late cash investor assumes all distributions received in cash and no share redemptions, and reflect the cash payment amounts (all distributions paid since investment) per share for a hypothetical investor who invested on July 28, 2015.

[3] For estimated value per share information, see KBS REIT III's Supplement no. 3 to the Company's prospectus dated April 25, 2014 (Registration No. 333-164703), filed May 6, 2014; Part II, Item 5 of KBS REIT III's Annual Reports on Form 10-K filed March 9, 2015, March 14, 2016, March 13, 2017 and March 8, 2018; and KBS REIT III's Current Report on Form 8-K filed December 6, 2018.

REIT III Goals & Objectives



- Complete major capital projects, such as renovations or amenity enhancements, with the goal of attracting quality tenants
- Complete construction of Hardware Village property and continue to lease-up
- Lease-up and stabilize all properties in the portfolio with an emphasis in capital investments leading to stabilized occupancy at increased market rental rates
- Distribute operating cash flows to stockholders
- Continue to monitor the properties in the portfolio for beneficial sale opportunities in order to maximize value
- Continue to evaluate strategic alternatives


Q&A

Thank You

For Additional Questions, Contact
KBS Capital Markets Group Investor Relations
(866) 527-4264